OPPENHEIMER  QUEST GROWTH & INCOME VALUE FUND Class A Share
                       Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                  8-1/4" x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner)  [share certificate no.] XX-000000

                  (upper right box, CLASS A SHARES
                  below cert. no.)

                  (centered
                  below boxes)      Oppenheimer Quest for Value Funds

                  A MASSACHUSETTS BUSINESS TRUST

                  SERIES:  OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND

      (at left)   THIS IS TO CERTIFY THAT             (at right) SEE REVERSE FOR
                                                      CERTAIN  DEFINITIONS

                                                      (box with number)
                                                      CUSIP 68380E 403

      (at left)       is the owner of

      (centered)        FULLY PAID CLASS A SHARES OF
                        BENEFICIAL INTEREST OF


                        OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND


            A series of Oppenheimer Quest for Value Funds (hereinafter called the "Trust"), transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

            WITNESS the facsimile seal of Trust and the signatures of its duly authorized officers.

                  (signature                    Dated:      (signature
                  at left of seal)                          at right of seal)

                  /s/ George C. Bowen                      /s/ Bridget Macaskill
                  -----------------------                  -------------------
                  TREASURER                                 PRESIDENT


                                 (centered at bottom)
                            1-1/2" diameter facsimile seal
                                     with legend
                           OPPENHEIMER QUEST FOR VALUE FUNDS
                                         SEAL
                                         1987
                            COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                              Countersigned
                            OPPENHEIMERFUNDS SERVICES
                        (A DIVISION OF OPPENHEIMERFUNDS,
INC.)
                                          Denver (CO)             Transfer Agent

                                          By ____________________________
                                                Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT     -                                 Custodian
                                     ---------------        -----------------
                                    (Cust)                         (Minor)

                                    UNDER UGMA/UTMA         ___________________
                                                                  (State)

Additional abbreviations may also be used though not in the above list.
For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto




PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



---------------------------------------------------------------------
                   (Please print or type name and address of assignee)


------------------------------------------------------

________________________________________________Class A Shares of
beneficial    interest    represented    by   the   within    Certificate,
and   do  hereby irrevocably       constitute       and
appoint       ___________________________  Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ______________________

                       Signed: __________________________

                                          -----------------------------------
                                          (Both must sign if joint owners)

                     Signature(s) __________________________
                     guaranteed              Name of Guarantor
                     by:         _____________________________
                                                   Signature of
                                    Officer/Title

(text printed                 NOTICE:    The    signature(s)    to   this
vertically to right           assignment must corresponde with the as written
                              upon the face of the certificate in very
of above paragraph)           particular without alteration    or
                              enlargement    or    any
                              change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution    of   the    type    described
                              in
current                       in the prospectus of the Trust.
signature(s))


PLEASE NOTE: This document contains a watermark                OppenheimerFunds
when viewed at an angle.  It is invalid without this           "four hands"
watermark:                                                      logotype








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      THIS SPACE MUST NOT BE COVERED IN ANY WAY





CERTIFIC\257CERT.A